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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5410

ING Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 28, 2013

ING Prime Rate Trust

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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ING Prime Rate Trust

ANNUAL REPORT

February 28, 2013

Table of Contents

Portfolio Managers' Report	2
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	14
Portfolio of Investments	24
Shareholder Meeting Information	45
Additional Information	46
Tax Information	48
Trustee and Officer Information	49
Advisory Contract Approval Discussion	54

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2013
Net Assets	$887,047,216
Total Assets	$1,369,754,495
Assets Invested in Senior Loans	$1,327,755,670
Senior Loans Represented	324
Average Amount Outstanding per Loan	$4,098,011
Industries Represented	35
Average Loan Amount per Industry	$37,935,876
Portfolio Turnover Rate (YTD)	93%
Weighted Average Days to Interest Rate Reset	35
Average Loan Final Maturity	62 months
Total Leverage as a Percentage of Total Assets	27.06%

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PERFORMANCE SUMMARY

The Trust declared $0.11 of dividends during the fourth fiscal quarter and $0.42 during the year ended February 28, 2013. Based on the average month-end net asset value ("NAV") per share of $5.96 for the fourth fiscal quarter and $5.88 for the year, this resulted in an annualized distribution rate(1) of 7.52% for the fourth fiscal quarter and 7.16% for the year. The Trust's total return for the fourth fiscal quarter, based on NAV, was 3.26% versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(2) of 2.07% for the same quarter. For the year ended February 28, 2013, the Trust's total return, based on NAV(3), was 11.72%, versus a total gross return on the Index of 7.85%. The total market value return(3) for the Trust's common shares during the fourth fiscal quarter was 6.78% and for the year ended February 28, 2013 was 27.73%.

MARKET UPDATE

Portfolio Specifics: The senior loan market performed quite well during the quarter and year ended February 28, 2013. The loan asset class benefited from strong investor demand and limited new issue supply, a generally favorable economic and geopolitical backdrop and relatively sanguine default activity and expectations. Total flows into the loan asset class in the United States totaled $15.32 billion during the year. Factors driving this increased activity included new investment by mutual funds and loan exchange traded funds ("ETFs"), a significant uptick in the formation of new collateralized loan obligation ("CLO") vehicles, as well as increased allocation into loans by pension

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(3)  The total return is based on full reinvestment of dividends.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

funds and insurance companies. New loan supply remained tepid and generally insufficient to offset the pace of inflows. As a result, existing loan issuers increasingly came back to market, opportunistically lowering the pricing on their loans and in many cases extending stated final maturities. Another byproduct of strong investor demand was a notable rise in new "covenant-lite" transactions, in which a credit agreement does not incorporate the traditional pre-set ratios designed to alert lenders to deterioration in performance. It is important to note that the absence of these alerts does not compromise the loan's senior position in the issuer's capital structure or the underlying collateral — the most critical factors affecting recoveries in the event of default. Nonetheless, the increase in covenant-lite transactions has sharpened our already rigorous focus on overall credit quality and sufficiency of collateral.

The Trust outperformed the Index during the quarter and the full year ended February 28, 2013, thanks to favorable credit selection and an emphasis on attractive relative value within the senior loan category. Leverage for investment purposes remained within our target range and benefited NAV results during the period. The Trust continued to focus on newly minted loans with wider credit spreads, issued at a slight discount to par, while reducing loans at the highest-rated end of the below-investment-grade credit spectrum. While accretive to returns, this strategy did not materially impact the overall credit quality of the Trust, as 70.4% of the portfolio was still rated "B1" or higher by Moody's; at the same time last year that figure was 70.0%. The Trust also added incremental, second-lien positions where the risk/return profile was considered attractive. The net result of these actions was to increase the weighted average nominal spread (the average interest payment received on the loans, in addition to their stated base rate, e.g. LIBOR or a LIBOR floor) of the Trust's assets to 4.33% at period-end 2013, compared with 4.17% as of February 29, 2012. The weighted average coupon for period-end 2013 was 5.46%; it was 5.37% at period-end 2012.

The Trust's top industry exposures at period-end were retail, business equipment/services, electronics and healthcare; all proved positive to relative returns during the period. The Trust held positions in four of the five largest contributors to Index performance during the fiscal year: Texas Competitive Electric Holdings Company LLC, First Data Corp., Clear Channel Communications and Univision Communications. The contribution from these positions was partially offset by much smaller positions in three of the largest detractors from Index performance: Cengage Learning, Inc., Yell Group PLC and Longview Power, LLC.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2013 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Univision Communications, Inc.	2.1%	3.3%
Caesars Entertainment Operating Company, Inc.	1.9%	3.0%
BJs Wholesale Club	1.8%	2.8%
Reynolds Group Holdings Inc	1.5%	2.4%
Texas Competitive Electric Holdings Company LLC	1.5%	2.4%
Virgin Media Investment Holdings Limited	1.4%	2.2%
Delta Airlines, Inc.	1.3%	2.0%
Univar Inc.	1.3%	1.9%
ADS Waste Holdings, Inc.	1.3%	1.9%
Asurion, LLC	1.1%	1.7%
TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2013 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Retailers (Except Food & Drug)	10.8%	16.6%
Business Equipment & Services	10.3%	15.9%
Electronics/Electrical	6.6%	10.2%
Health Care	6.6%	10.2%
Lodging & Casinos	5.7%	8.8%
Radio & Television	4.3%	6.6%
Telecommunications	4.2%	6.5%
Chemicals & Plastics	4.2%	6.5%
Cable & Satellite Television	3.8%	5.8%
Automotive	3.7%	5.7%

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

The Trust remains well diversified, with 258 individual issuers representing 35 industries. The average issuer exposure at February 28, 2013 stood at 0.39% of assets under management ("AUM"), while the average industry exposure was 2.86% of AUM. Both measures were little changed from the prior reporting period.

Current Strategy and Outlook: Under our base-case scenario — mediocre economic growth in the U.S. and no material worsening of conditions in Europe — our outlook for loan performance is positive. We believe fundamental credit risk, as evidenced by balance sheet strength and earnings power, remains reasonably sound. Although macroeconomic headwinds remain steady and should never be ignored, loans recently have proven to be quite resilient in the face of broader market volatility. As investors continue to search for yield, loans, by way of their unique structural features, i.e., collateral-backing and floating-rate, ultra-short duration profile, are becoming widely viewed as a more defensive, better-valued path to that yield. Very near term, the direction of the market is likely to hinge on loan supply, particularly new merger and acquisition and leveraged buyout-related issuance. We see nothing on the horizon to materially alter the demand side of the equation.

Jeffrey A. Bakalar Senior Vice President Managing Director ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director ING Investment Management Co. LLC

ING Prime Rate Trust
April 1, 2013

Ratings Distribution as of February 28, 2013
Ba	33.09%
B	57.19%
Caa and below	7.89%
Not rated*	1.83%

Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2013
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	11.72%	8.15%	6.71%	5.89%
Based on Market Value	27.73%	9.85%	10.35%	7.23%
S&P/LSTA Leveraged Loan Index	7.85%	6.66%	7.19%	5.68%
Credit-Suisse Leveraged Loan Index	8.11%	6.79%	6.30%	5.49%

The table above illustrates the total return of the Trust against the Indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 28, 2013	3.25%	9.25%	8.49%	7.57%	6.96%
November 30, 2012	3.25%	7.92%	7.53%	7.47%	7.10%
August 31, 2012	3.25%	7.55%	7.46%	7.12%	7.04%
May 31, 2012	3.25%	7.60%	7.95%	6.86%	7.17%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing dividends and distributions declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares. If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the credit spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. The Trust may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Trust's exposure to risks associated with rising interest rates.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

ING Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Prime Rate Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Prime Rate Trust as of February 28, 2013, and the related statements of operations and cash flows for the year then ended the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 28, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 25, 2013

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2013

ASSETS:
Investments in securities at value (Cost $1,335,268,916)	$1,343,530,488
Cash	14,948,704
Foreign currencies at value (Cost $29,938)	29,132
Receivables:
Investment securities sold	4,344,603
Interest	6,240,758
Other	615
Unrealized appreciation on forward foreign currency contracts	637,783
Unrealized appreciation on unfunded commitments	962
Prepaid arrangement fees on notes payable	15,781
Prepaid expenses	5,669
Total assets	1,369,754,495
LIABILITIES:
Notes payable	370,600,000
Payable for investment securities purchased	110,458,881
Accrued interest payable	179,159
Payable for investment management fees	757,115
Payable for administrative fees	236,598
Payable to custodian	97,391
Accrued trustees fees	6,522
Unrealized depreciation on forward foreign currency contracts	6,612
Other accrued expenses	365,001
Total liabilities	482,707,279
NET ASSETS	$887,047,216
Net assets value per common share outstanding (net assets divided by 147,426,917 shares of beneficial interest authorized and outstanding, no par value)	$6.02
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,097,456,674
Undistributed net investment income	5,238,942
Accumulated net realized loss	(224,846,546)
Net unrealized appreciation	9,198,146
NET ASSETS	$887,047,216

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2013

INVESTMENT INCOME:
Interest	$80,298,150
Dividends	306,417
Amendment fees earned	2,003,810
Other	3,136,747
Total investment income	85,745,124
EXPENSES:
Investment management fees	9,685,176
Administration fees	3,026,618
Transfer agent fees	82,924
Interest expense	4,435,592
Custody and accounting expense	530,975
Professional fees	179,823
Shareholder reporting expense	315,030
Trustees fees	26,365
Miscellaneous expense	276,540
Total expenses	18,559,043
Net investment income	67,186,081
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,939,667)
Forward foreign currency contracts	888,049
Foreign currency related transactions	(545,749)
Net realized loss	(2,597,367)
Net change in unrealized appreciation or (depreciation) on: Investments	30,328,596
Forward foreign currency contracts	1,029,293
Foreign currency related transactions	160,529
Unfunded commitments	(56)
Net change in unrealized appreciation or (depreciation)	31,518,362
Net realized and unrealized gain	28,920,995
Increase in net assets resulting from operations	$96,107,076

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2013	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$67,186,081	$51,554,932
Net realized loss	(2,597,367)	(21,532,648)
Net change in unrealized appreciation or (depreciation)	31,518,362	(26,842,894)
Distributions to preferred shareholders from net investment income	—	(62,995)
Increase in net assets resulting from operations	96,107,076	3,116,395
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(62,192,534)	(46,476,484)
Decrease in net assets from distributions to common shareholders	(62,192,534)	(46,476,484)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions from common shares	1,728,800	916,239
Proceeds from shares sold	125,377	61,590
Net increase from capital share transactions	1,854,177	977,829
Net increase (decrease) in net assets	35,768,719	(42,382,260)
NET ASSETS:
Beginning of year or period	851,278,497	893,650,757
End of year or period (including undistributed net investment income of $5,238,942 and $1,787,334 respectively)	$887,047,216	$851,278,497

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2013

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$71,286,793
Dividends received	306,293
Facility fees received	128,450
Arrangement fees paid	(15,781)
Other income received	5,302,588
Interest paid	(4,435,183)
Other operating expenses paid	(14,276,188)
Purchases of securities	(1,223,163,013)
Proceeds on sale of securities	1,226,981,612
Net cash provided by operating activities	62,115,571
Cash Flows From Financing Activities:
Dividends paid to common shareholders (net of reinvested distributions)	(60,463,734)
Proceeds from shares sold	125,377
Net increase of notes payable	6,600,000
Net cash flows used in financing activities	(53,738,357)
Net increase	8,377,214
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(693)
Cash and foreign currency balance
Net increase in cash and foreign currency	8,376,521
Cash and foreign currency at beginning of period	6,601,315
Cash and foreign currency at end of period	$14,977,836
Reconciliation of Net Increase in Net Assets Resulting from Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$96,107,076
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(30,328,596)
Change in unrealized appreciation or depreciation on forward currency contracts	(1,029,293)
Change in unrealized appreciation or depreciation on unfunded commitments	56
Change in unrealized appreciation or depreciation on foreign currency related transactions	(160,529)
Accretion of discounts on investments	(10,620,868)
Amortization of premiums on investments	470,603
Net realized loss on sale of investments, forward foreign currency contracts and foreign currency related transactions	2,597,367
Purchases of investment securities	(1,223,163,013)
Proceeds from disposition of investment securities	1,226,981,612
Decrease in other assets	809
Decrease in interest and other receivable	1,138,906
Increase in prepaid arrangement fees on notes payable	(15,781)
Decrease in prepaid expenses	128,450
Increase in accrued interest payable	409
Decrease in payable for investment management fees	(10,488)
Decrease in payable for administrative fees	(3,278)
Decrease in accrued trustees fees	(1,812)
Increase in other accrued expenses	23,941
Total adjustments	(33,991,505)
Net cash provided by operating activities	$62,115,571
Non Cash Financing Activities
Reinvestment of dividends	$1,728,800

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance										Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses, net of fee waivers and/or recoupments, if any(4)(7)	Expenses (before interest and other fees related to revolving credit facility)(4)(7)	Expenses, prior to fee waivers and/or recoupments, if any(4)(7)	Net investment income (loss)(4)(7)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
ING Prime Rate Trust
02-28-13	5.79	0.46	0.19	—	—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72		27.73		2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81		(3.11)		2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32		7.09		1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70		81.66		1.93	1.77 (6)	1.99 (6)	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93	)(5)	(32.03	)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)		(17.25)		4.36	2.20	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85		13.84		4.62	2.21	4.62	9.42	1,109,539	60
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	—	(0.57)	7.59	7.02	8.53		(0.82)		4.27	2.33	4.27	7.71	1,100,671	81
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	—	(0.48)	7.47	7.56	7.70		2.04		3.17	2.29	3.18	6.04	1,082,748	93
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	—	(0.46)	7.34	7.84	15.72		28.77		2.40	2.11	2.40	6.68	1,010,325	87

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.

(5)  There was no impact on total return due to payments by affiliates.

(6)  Includes excise tax fully reimbursed by the Investment Adviser.

(7)  Annualized for periods less than one year.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)	Expenses, prior to fee waivers and/or recoupments, if any(2)	Expenses, net of fee waivers and/or recoupments, if any(2)	Net investment income (loss)(2)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
ING Prime Rate Trust
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67 (1)	1.87 (1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	1.58	2.90	2.90	5.24	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	1.63	2.27	2.26	4.32	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	1.84	2.09	2.09	5.82	450,000	25,000	62,425	225,000	7,490	143,194	137,638

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and preferred shares expressed in relation to each $1,000 of borrowings and preferred shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any preferred shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and preferred shares, expressed in relation to the per share liquidation price of the preferred shares.

(1)  Includes excise tax fully reimbursed by the Investment Adviser.

(2)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Senior Loan and Other Security Valuation. All Senior loans and other securities are recorded at their estimated fair value, as described below. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from dealers in loans by an independent pricing service or other sources determined by the Trust's Board of Trustees (the "Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged independent pricing services to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of February 28, 2013, 100.0% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and the Investment Adviser or ING Investment Management Co. LLC ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates fair value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended February 28, 2013, there have been no significant changes to the fair valuation methodologies.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Trust's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Trust uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Trust can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Trust's assets and liabilities. A reconciliation of Level 3 investments is presented when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Trust as an unrealized gain or loss and is reported in the Statement of Assets and Liabilities. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency and are included in the Statement of Operations along with the change in unrealized appreciation or depreciation. These instruments may involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. Open forward foreign currency contracts are presented following the Portfolio of Investments. For the year ended February 28, 2013, the Trust had an average quarterly contract amounts on forward foreign currency contracts to buy and sell of $289,136 and $38,144,454 respectively.

E.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 3 — INVESTMENTS

For the year ended February 28, 2013, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,268,308,062 and $1,156,859,719, respectively. At February 28, 2013, the Trust held senior loans valued at $1,327,755,670 representing 98.8% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Block Vision (719 Common Shares)	09/17/02	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	—
Lincoln Paper + Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	—
Supermedia, Inc. (32,592 Common Shares)	01/05/10	—
Total Restricted Securities (fair value $405,085 was 0.05% of net assets at February 28, 2013)		$—

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a Sub-Advisory agreement with ING IM, a Delaware limited liability company. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

Effective January 1, 2013, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets. Prior to January 1, 2013, there was no expense limitation agreement.

The Investment Adviser may at a later date recoup from the Trust management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Trust.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of February 28, 2013, there were no reimbursed fees that are subject to recoupment by the Investment Adviser.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — COMMITMENTS

The Trust has entered into a $400 million 364-day revolving credit agreement which matures July 22, 2013, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid arrangement fees are amortized over the term of the agreement. The amount of borrowings outstanding at February 28, 2013, was $370.6 million. Weighted average interest rate on outstanding borrowings during the year was 1.15%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 27.06% of total assets at February 28, 2013. Average borrowings for the year ended February 28, 2013 were $345,144,932 and the average annualized interest rate was 1.29% excluding other fees related to the unused portion of the facilities, and other fees.

As of February 28, 2013, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Leslie's Poolmart, Inc.	$80,000

The net unrealized appreciation on these commitments of $962 as of February 28, 2013 is reported as such on the Statement of Assets and Liabilities.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2013, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
8/17/09	25,000,000	24,980,237
8/17/09	5,000,000	5,000,000

As of February 28, 2013 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2013, the Trust held no unsecured loans.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Number of Shares
Reinvestment of distributions from common shares	289,931	152,404
Proceeds from shares sold	20,605	10,144
Net increase in shares outstanding	310,536	162,548
Dollar Amount ($)
Reinvestment of distributions from common shares	$1,728,800	$916,239
Proceeds from shares sold	125,377	61,590
Net increase	$1,854,177	$977,829

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2013:

Paid-in Capital(1)	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(22,421,058)	$(1,541,939)	$23,962,997

(1)  $22,421,058 relates to the expiration of capital loss carryforwards.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2013	Year Ended February 29, 2012
Ordinary Income	Ordinary Income
$62,192,534	$46,539,479

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Trust's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
Income	(Depreciation)	Amount	Character	Expiration
$5,878,695	$8,014,141	$(560,828)	Short-term	2014
		(41,585,301)	Short-term	2017
		(125,812,939)	Short-term	2018
		(24,760,715)	Short-term	2019
		(31,573,122)	Long-term	None
		$(224,292,905)

The Trust's major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of February 28, 2013, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of February 28, 2013, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the "Form S-1") with the U.S. Securities and Exchange Commission ("SEC") to register an initial public offering of

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

ING U.S. common stock (the "IPO"). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep's divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Trust. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Trust in connection with the IPO. In addition, shareholders of the Trust will be asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's and affiliated entities loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operation.

NOTE 13 — SUBSEQUENT EVENTS

Subsequent to February 28, 2013, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.038	2/28/13	3/11/13	3/22/13
$0.038	3/28/13	4/10/13	4/22/13

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2013 (continued)

In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. If the Nominees are approved by shareholders, the election of the Nominees is expected to be effective May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Trust to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement has been sent to shareholders of the Trust included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 149.7%
		Aerospace & Defense: 3.1%
1,940,250		Data Device Corp. (DDC), 1st Lien Term Loan, 7.500%, 06/15/18	$1,937,825	0.2
9,850,000		Delta Airlines, Inc., New Term Loan, 4.500%, 04/20/17	9,932,080	1.1
8,000,000		Delta Airlines, Inc., Term Loan B-1, 5.250%, 10/15/18	8,118,336	0.9
2,500,000	(1)	DigitalGlobe Inc., Term Loan, 01/31/20	2,521,875	0.3
1,996,053	(1)	Forgings International Ltd., 2013 Replacement Dollar Term Facility Loan, 4.250%, 03/31/17	2,007,906	0.3
2,874,413		US Airways Group, Inc., Term Loan, 2.700%, 03/21/14	2,872,257	0.3
			27,390,279	3.1
		Automotive: 5.7%
11,824,937		Chrysler Group LLC, Term Loan B, 6.000%, 05/24/17	12,088,503	1.4
2,775,000		FleetPride Corporation, First Lien Term Loan, 5.250%, 12/31/19	2,818,359	0.3
2,046,338		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/28/17	2,065,097	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,742,140	Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	$3,812,305	0.4
	3,200,000	Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, 04/30/19	3,236,653	0.4
	4,500,000	Hertz Corporation (The), Term Loan Facility, 3.750%, 03/09/18	4,532,814	0.5
	7,880,000	KAR Auction Services, Inc., Term Loan B, 5.000%, 05/19/17	7,970,289	0.9
	3,000,000	Metaldyne, LLC, Term Loan B, 6.000%, 12/15/18	3,031,251	0.3
EUR	2,000,000	Metaldyne, LLC, Term Loan E, 6.500%, 12/15/18	2,624,232	0.3
	3,238,069	Remy International, Inc., Term Loan B, 6.250%, 12/16/16	3,250,212	0.4
	1,276,502	Schrader International, Lux Term Loan, 6.250%, 04/30/18	1,292,458	0.2
	981,943	Schrader International, US Term Loan, 6.250%, 04/30/18	994,217	0.1
	2,301,786	UCI International, Inc., Term Loan B, 5.500%, 07/26/17	2,310,418	0.3
			50,026,808	5.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Beverage & Tobacco: 0.9%
	8,000,000	(1)	ARAMARK, Term Loan D, 08/15/19	$8,040,000	0.9
			Brokers, Dealers & Investment Houses: 1.2%
	4,975,000		Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.250%, 05/13/17	4,999,875	0.6
	1,000,000		Nuveen Investments, Inc., Term Loan B New Extended, 5.764%, 05/13/17	1,002,500	0.1
	2,636,835		Nuveen Investments, Inc., Term Loan Extended 2017, 5.767%, 05/12/17	2,650,020	0.3
	2,000,000		Nuveen Investments, Inc., Term Loan New Extended 2017, 5.764%, 05/13/17	2,010,000	0.2
				10,662,395	1.2
			Building & Development: 3.5%
EUR	1,735,000		Ahlsell AB, Term Loan B, 5.686%, 03/31/19	2,275,576	0.3
	10,776,990		Capital Automotive L.P., Term Loan, 5.250%, 03/11/17	10,760,468	1.2
	3,952,797		Custom Building Products, Inc., Term Loan B, 6.000%, 12/14/19	3,992,325	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,302,000	NCI Building Systems, Inc., Term Loan, 8.000%, 06/21/18	$4,354,700	0.5
1,250,000	NES Rentals Holdings, Inc., Extended Second Lien Term Loan, 13.250%, 10/23/14	1,237,500	0.1
2,779,035	Roofing Supply Group, Term Loan B, 5.000%, 05/31/19	2,806,825	0.3
5,600,000	Wilsonart LLC, Term Loan B, 5.500%, 10/31/19	5,677,000	0.6
		31,104,394	3.5
	Business Equipment & Services: 15.9%
5,331,146	4L Holdings Inc., Term Loan, 6.752%, 05/06/18	5,331,146	0.6
7,267,794	Acosta, Inc., Term Loan D, 5.000%, 03/02/18	7,376,811	0.8
4,914,774	Advantage Sales & Marketing, Inc., Term Loan, 4.250%, 12/18/17	4,951,635	0.6
2,027,143	Advantage Sales & Marketing, Inc., Term Loan, 8.250%, 12/18/17	2,052,482	0.2
2,000,000	AlixPartners LLP, Second Lien Term Loan, 10.750%, 12/15/19	2,047,500	0.2
4,975,000	AlixPartners LLP, Term Loan B-2, 4.500%, 06/15/19	5,018,531	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
9,910,611	Avaya Inc., Term Loan B-3, 4.788%, 10/26/17	$9,255,271	1.1
3,798,583	Catalent Pharma Solutions, Inc., Incremental Term Loan B-2, 5.250%, 09/15/17	3,824,698	0.4
8,219,338	CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 6.625%, 04/28/17	8,234,749	0.9
2,468,940	CorpSource Finance Holdings, LLC, 2nd Lien Term Loan, 10.500%, 04/29/18	2,374,298	0.3
4,675,000	First American Payment Systems, 1st Lien Term Loan, 5.750%, 09/30/18	4,717,856	0.5
750,000	First American Payment Systems, 2nd Lien, 10.750%, 03/30/19	759,375	0.1
10,000,000	First Data Corporation, Extended 2018 Dollar Term Loan, 4.202%, 03/23/18	9,899,110	1.1
4,800,000	GCA Services, Term Loan B, 5.250%, 10/31/19	4,815,000	0.5
8,809,234	Go Daddy Operating Company, LLC, 1st Lien Term Loan, 5.500%, 12/17/18	8,829,055	1.0
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	1,285,000	(1)	Intertrust Group, Term Loan B, 02/04/20	$1,686,856	0.2
	900,000	(1)	Intertrust Group, Term Loan B, 02/04/20	902,250	0.1
	4,949,989		Mercury Payment Systems LLC, Term Loan B Inc, 5.500%, 07/01/17	5,024,239	0.6
	2,950,104		Property Data I, Inc., Term Loan B, 7.000%, 12/21/16	2,970,386	0.3
	7,960,392		Quintiles Transnational Corp., B-2, 4.500%, 06/08/18	8,039,995	0.9
	2,375,000		SGS International, Term Loan, 5.000%, 10/15/19	2,398,750	0.3
	1,900,000		Ship US Bidco, Inc. (RBS Worldpay), Term Loan B2 (size TBC), 5.250%, 10/15/17	1,917,575	0.2
	2,900,000		Sungard Data Systems Inc, Term Loan B, Tranche D, 4.500%, 12/15/19	2,938,950	0.3
	4,535,000		SurveyMonkey. com, LLC, Term Loan B, 5.500%, 02/05/19	4,597,356	0.5
	5,272,969		Trans Union LLC, Term Loan, 5.500%, 02/15/19	5,312,517	0.6
	1,600,000		Transfirst Holdings, Inc., 1st Lien Term Loan B, 6.250%, 12/31/17	1,624,000	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
482,606		U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 6.000%, 07/28/17	$487,734	0.1
1,467,324		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, 07/28/17	1,482,915	0.2
1,000,000		Vestcom International, Inc., Term Loan, 7.000%, 12/26/18	1,000,000	0.1
1,000,000	(1)	Washington Multi-Family Services, Term Loan, 01/31/19	1,010,000	0.1
4,299,490		Web.com Group, Inc., 1st Lien Term Loan, 5.500%, 10/27/17	4,363,983	0.5
13,930,000		West Corp, Term Loan B-8, 4.250%, 07/15/18	13,897,605	1.6
1,115,000		Wisconsin International, First Lien, 5.750%, 12/01/18	1,125,453	0.1
500,000		Wisconsin International, Second Lien, 10.250%, 06/01/19	512,500	0.1
			140,780,581	15.9
		Cable & Satellite Television: 5.8%
3,427,591		Atlantic Broadband, Term Loan B, 4.500%, 12/31/19	3,480,435	0.4
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,915,094		Intelsat Jackson Holdings S.A., Term Loan B, 4.500%, 04/02/18	$2,952,748	0.3
EUR	857,058		Numericable (YPSO France SAS), Term Loan B1 (Acq) - Extended, 4.867%, 06/16/16	1,099,601	0.1
EUR	3,054,728		Numericable (YPSO France SAS), Term Loan B1 (Recap) - Extended, 4.867%, 06/16/16	3,919,197	0.4
EUR	1,588,213		Numericable (YPSO France SAS), Term Loan B2 (Acq) - Extended, 4.867%, 06/16/16	2,037,668	0.2
	4,200,467		San Juan Cable LLC,'1st Lien, 6.000%, 06/09/17	4,263,473	0.5
	12,000,000	(1)	Virgin Media Investment Holdings Limited, Term Loan B, 02/13/20	11,957,496	1.4
GBP	4,750,000	(1)	Virgin Media Investment Holdings Limited, Term Loan B, 02/05/20	7,200,005	0.8
	2,150,000		WaveDivision Holdings LLC, New Term Loan B, 4.000%, 10/01/19	2,163,760	0.3
	12,387,750		Wideopenwest Finance, LLC, Term Loan, 6.250%, 07/05/18	12,561,154	1.4
				51,635,537	5.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastics: 6.5%
	1,970,770	Ascend Performance Materials Operations LLC, Term Loan, 6.750%, 04/09/18	$2,000,331	0.2
	2,579,214	AZ Chem US Inc., Term Loan B, 5.250%, 12/19/17	2,624,350	0.3
	4,665,000	Chemtura Corporation, Term Loan, 5.500%, 08/27/16	4,711,650	0.5
	3,299,848	Cristal Inorganic Chemicals, Inc (aka Millenium Inorganic Chemicals), Second Lien Term Loan, 6.060%, 11/15/14	2,996,198	0.4
	6,000,000	DuPont Performance Coatings, Term Loan B, 4.750%, 02/01/20	6,084,204	0.7
EUR	1,250,000	DuPont Performance Coatings, Term Loan B, 5.250%, 02/01/20	1,654,945	0.2
	2,010,000	Houghton International, Inc., 1st Lien Term Loan, 5.250%, 12/20/19	2,037,220	0.2
	650,000	Houghton International, Inc., 2nd Lien Term Loan, 9.500%, 12/20/20	657,719	0.1
	11,927,375	Ineos US Finance LLC, Cash Dollar Term Loan, 6.500%, 04/27/18	12,193,880	1.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,116,000	Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Synthetic LC (C3), 2.480%, 05/03/13	$1,076,940	0.1
1,270,750	Omnova Solutions Inc, Term Loan B, 5.500%, 05/31/17	1,289,017	0.2
17,153,085	Univar Inc., Term Loan B, 5.000%, 06/30/17	17,138,797	1.9
2,937,800	Vantage Specialties Inc., Term Loan B, 5.000%, 02/10/18	2,954,325	0.3
		57,419,576	6.5
	Clothing/Textiles: 0.4%
1,982,110	Targus Group, Inc., New Senior Secured Term Loan, 11.000%, 05/16/16	1,992,020	0.2
162,898	Totes Isotoner Corporation, Delayed Draw 1st Ln Term Loan, 7.263%, 07/07/17	163,458	0.0
1,571,032	Totes Isotoner Corporation, First Ln Term Loan, 7.252%, 07/07/17	1,576,433	0.2
		3,731,911	0.4
	Conglomerates: 1.6%
2,665,255	Affinion Group, Inc., First Lien Term Loan, 6.500%, 10/10/16	2,497,768	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Conglomerates (continued)
	3,525,000	Spectrum Brands, Inc., Term Loan, 4.500%, 10/31/19	$3,574,100	0.4
	2,664,450	Waterpik, Term Loan, 6.751%, 08/10/17	2,667,780	0.3
	5,183,055	WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	5,260,800	0.6
			14,000,448	1.6
		Containers & Glass Products: 4.9%
	9,400,000	Berry Plastics Corporation, Incremental Term Loan, 3.500%, 02/01/20	9,361,488	1.1
	1,200,000	Bway Holding Corporation, Term Loan B, 4.500%, 08/06/17	1,213,500	0.1
	5,456,320	Husky Injection Molding Systems, Ltd, New Term Loan B, 5.750%, 06/30/18	5,538,847	0.6
	1,978,077	Pro Mach, Inc, Term Loan, 5.000%, 07/06/17	1,997,858	0.2
	19,441,275	Reynolds Group Holdings Inc, Term Loan, 4.750%, 09/26/18	19,720,743	2.2
EUR	974,380	Reynolds Group Holdings Inc, Term Loan, 5.000%, 09/26/18	1,277,173	0.2
	4,079,500	TricorBraun, Term Loan, 5.500%, 04/30/18	4,140,693	0.5
			43,250,302	4.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cosmetics/Toiletries: 0.7%
282,303	KIK Custom Products, Inc., First Lien Term Loan, 2.450%, 06/02/14	$271,363	0.0
1,641,702	KIK Custom Products, Inc., First Lien Term Loan, 2.450%, 06/02/14	1,578,087	0.2
820,833	KIK Custom Products, Inc., Incremental First Lien Term Loan, 8.500%, 05/30/14	820,833	0.1
3,375,000	Revlon Consumer Products Corporation, Term Loan, 4.750%, 11/17/17	3,391,031	0.4
		6,061,314	0.7
	Drugs: 0.8%
3,412,500	Jazz Pharmaceuticals Inc., Term Loan, 5.250%, 05/30/18	3,460,845	0.4
3,976,583	Prestige Brands, Term B-1, 3.750%, 01/31/19	3,955,983	0.4
		7,416,828	0.8
	Ecological Services & Equipment: 2.0%
17,050,000	ADS Waste Holdings, Inc., Term Loan B, 4.250%, 10/01/19	17,124,594	1.9
694,750	WCA Waste Corporation, Term Loan B, 5.500%, 02/28/18	701,263	0.1
		17,825,857	2.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Electronics/Electrical: 10.2%
	7,833,125		Attachmate Corporation, 1st Lien Term Loan, 7.250%, 11/15/17	$7,937,564	0.9
	3,000,000		Blackboard Inc., 2nd Lien Term Loan B, 11.500%, 10/01/19	2,958,750	0.3
	7,981,499	(1)	Blackboard Inc., Term Loan B-2, 6.250%, 10/01/18	8,069,296	0.9
	7,101,950		Epicor Software Corporation, Term Loan B, 5.000%, 05/16/18	7,149,298	0.8
	1,965,050		Freescale Semiconductor, Inc., Incremental Term Loan B-2, 6.000%, 02/28/19	1,972,419	0.2
EUR	2,500,000	(1)	Greeneden U.S. Holdings II, L.L.C., Term Loan, 02/08/20	3,257,836	0.4
	1,875,000		Hyland Software, Inc., 1st Lien Term Loan, 5.500%, 10/24/19	1,890,234	0.2
	10,315,413		Kronos Incorporated, First Lien Term Loan, 5.500%, 10/26/19	10,396,988	1.2
	14,676,342		Lawson Software, Inc., Term Loan B, 5.250%, 04/05/18	14,887,314	1.7
	1,000,000	(1)	Microsemi Corporation, Term Loan, 02/19/20	1,006,250	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,873,770	Open Link Financial, Inc., Term Loan, 7.750%, 10/28/17	$4,892,047	0.5
8,407,193	RedPrairie Corporation, 1st Lien Term Loan, 6.750%, 12/14/18	8,533,301	0.9
2,374,194	RedPrairie Corporation, 2nd Lien Term Loan, 11.250%, 12/14/19	2,469,161	0.3
2,100,000	Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/19	2,124,938	0.2
3,990,000	Sabre Inc., Incremental Term Loan, 7.250%, 12/27/17	4,038,211	0.5
3,968,005	Spansion LLC, Term Loan, 5.250%, 12/15/18	4,012,645	0.5
4,359,506	SS&C Technologies Inc., Term Loan B-1, 5.000%, 06/01/19	4,407,160	0.5
450,983	SS&C Technologies Inc., Term Loan B-2, 5.000%, 06/01/19	458,312	0.1
		90,461,724	10.2
	Equipment Leasing: 0.4%
250,000	Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, 03/16/18	252,813	0.0
3,362,921	Brock Holdings, Inc., New Term Loan B, 6.000%, 03/16/17	3,392,346	0.4
		3,645,159	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries: 0.3%
2,384,739	MIP Delaware, LLC, Term Loan, 5.500%, 07/12/18	$2,390,701	0.3
	Food Products: 2.1%
5,500,000	Advance Pierre Foods, 1st Lien Term Loan B, 5.750%, 06/30/17	5,581,356	0.6
4,000,000	Advance Pierre Foods, 2nd Lien Term Loan, 9.500%, 09/30/17	4,117,500	0.5
4,791,571	NPC International, Term Loan B, 4.500%, 12/28/18	4,869,434	0.5
2,532,728	Pinnacle Foods Holding Corporation, Term Loan E, 4.750%, 10/01/18	2,556,698	0.3
1,691,500	Pinnacle Foods Holding Corporation, Term Loan F, 4.750%, 10/01/18	1,708,112	0.2
		18,833,100	2.1
	Food Service: 3.5%
5,264,134	Burger King Corporation, Term Loan B, 3.750%, 09/24/19	5,314,580	0.6
1,328,002	Hearthside Food Solutions, LLC, Term Loan, 6.500%, 06/07/18	1,341,282	0.2
5,210,625	Landry's Restaurants, Term Loan, 4.750%, 04/30/18	5,239,935	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,557,500		OSI Restaurant Partners, Inc., Term Loan, 4.750%, 10/31/19	$5,638,690	0.6
4,239,375		P.F. Chang's China Bistro, Inc., Term Loan B, 5.250%, 06/30/19	4,292,367	0.5
8,827,875		Wendy's International, Inc., Term Loan B, 4.750%, 05/15/19	8,927,153	1.0
			30,754,007	3.5
		Food/Drug Retailers: 1.6%
6,200,000	(1)	Rite Aid Corporation, Tranche 6 Term Loan, 02/28/20	6,245,725	0.7
5,008,970		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/14/19	4,767,914	0.6
2,750,000	(1)	Supervalu, Real Estate Term Loan, 03/31/19	2,791,822	0.3
			13,805,461	1.6
		Health Care: 10.2%
1,481,481		AssuraMed Holding, Inc., First Lien Term Loan B, 5.500%, 10/30/19	1,488,889	0.2
461,538		AssuraMed Holding, Inc., Second Lien Term Loan B, 9.250%, 03/30/20	472,308	0.0
1,275,000		ATI Physical Therapy, Term Loan B, 5.750%, 01/31/20	1,289,344	0.1
5,970,000		Bausch & Lomb, Inc., Term Loan, 5.250%, 04/30/19	6,025,969	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
1,751,825	Bright Horizons Family Solutions Inc., Term Loan B, 4.000%, 01/31/20	$1,766,058	0.2
1,670,000	BSN Medical, Term Loan B1A, 5.000%, 08/28/19	1,685,309	0.2
1,973,947	CHG Medical Staffing, Inc., 1st lien Term Loan, 5.000%, 11/20/19	2,003,557	0.2
675,000	CHG Medical Staffing, Inc., Second lien Term Loan, 9.000%, 11/20/20	693,000	0.1
4,903,033	ConvaTec, Dollar Term Loan, 5.000%, 12/22/16	4,970,450	0.6
3,804,586	DJO Finance LLC, Tranche B-3 Term Loan, 6.250%, 09/15/17	3,847,387	0.4
4,466,250	Emdeon, Inc., Term B-1, 5.000%, 11/02/18	4,536,035	0.5
5,875,700	Emergency Medical Services Corporation, Term Loan B, 4.000%, 05/25/18	5,902,875	0.7
6,248,725	Iasis Healthcare LLC, Term Loan B, 4.500%, 05/03/18	6,286,804	0.7
4,937,688	Immucor, Inc., Term B-2 loan, 5.000%, 08/17/18	4,943,860	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,352,074	inVentiv Health Inc., Original Term Loan B, 7.500%, 08/04/16	$2,322,673	0.3
1,364,447	inVentiv Health Inc., Term B-3, 7.750%, 05/15/18	1,347,391	0.1
10,897,481	Kinetic Concepts, Inc., C-1, 5.500%, 05/04/18	11,071,165	1.3
5,735,625	Par Pharmaceutical Companies, Term Loan B, 4.250%, 09/28/19	5,741,602	0.6
5,346,000	Pharmaceutical Product Development, Inc., Term Loan B-1, 4.250%, 11/01/17	5,385,539	0.6
2,158,688	Press Ganey, 1st Lien, 5.250%, 04/30/18	2,166,783	0.2
2,600,000	Press Ganey, 2nd Lien, 8.250%, 08/31/18	2,619,500	0.3
3,582,000	Select Medical Corporation, Incremental Term Loan, 5.500%, 06/01/18	3,604,387	0.4
1,861,650	Surgical Care Affiliates LLC, Incremental Term Loan, 5.500%, 06/29/18	1,866,304	0.2
4,962,563	United Surgical Partners International, Inc., New tranche B, 6.000%, 04/01/19	4,995,648	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
3,156,629		Vanguard Health Holdings Company, LLC, Term Loan B, 5.000%, 01/29/16	$3,186,223	0.4
			90,219,060	10.2
		Home Furnishings: 3.3%
12,200,000		AOT Bedding Super Holdings, LLC, Term Loan B, 5.000%, 10/01/19	12,370,287	1.4
3,930,342		Hillman Group (The), Inc., Term Loan B, 4.250%, 05/31/17	3,969,645	0.5
1,500,000		Hunter Fan Company, First Lien Term Loan, 6.500%, 12/31/17	1,507,500	0.2
249,373		Monitronics International, Inc., Incremental Term Loan B, 5.500%, 03/28/18	250,827	0.0
2,074,281		Monitronics International, Inc., Term Loan B, 5.500%, 03/28/18	2,086,380	0.2
1,999,889		Protection One, Inc., Term Loan B, 5.750%, 03/31/19	2,019,888	0.2
7,000,000	(1)	Tempur-Pedic International, Inc., Term Loan B, 12/31/19	7,105,623	0.8
			29,310,150	3.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Industrial Equipment: 4.9%
1,150,000	(1)	Alliance Laundry Systems LLC, First Lien Term Loan, 12/10/18	$1,163,656	0.1
1,350,000		Ameriforge Group Inc., 1st Lien Term Loan, 5.000%, 01/30/20	1,367,719	0.2
582,500		Ameriforge Group Inc., 2nd Lien Term Loan, 8.750%, 01/30/21	593,058	0.1
1,550,000		Apex Tool Group, Term Loan B, 4.500%, 02/01/20	1,568,406	0.2
1,302,821		Doncasters Group Limited, Facility B2, 4.702%, 05/15/15	1,297,610	0.1
1,295,468		Doncasters Group Limited, Facility C2, 5.204%, 05/13/16	1,290,286	0.1
1,307,988		Edwards (Cayman Islands II) Limited (aka BOC Edwards), Extended Term Loan, 5.500%, 05/31/16	1,310,442	0.1
1,671,935		Edwards (Cayman Islands II) Limited (aka BOC Edwards), New Term Loan, 5.500%, 05/31/16	1,675,071	0.2
5,663,194		Generac Power Systems, Inc., Term Loan B, 6.250%, 05/30/18	5,790,616	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Industrial Equipment (continued)
	7,800,000	Hamilton Sundstrand Industrial, Term Loan, 4.000%, 12/14/19	$7,814,625	0.9
	4,015,623	Rexnord Corporation / RBS Global, Inc., Term Loan, 4.500%, 04/01/18	4,058,269	0.5
	6,800,000	Schaeffler AG, Term Loan B2, 6.000%, 01/31/17	6,842,500	0.7
	2,400,000	Sensus Metering Systems Inc., New Second Lien Term Loan, 8.500%, 05/09/18	2,424,000	0.3
EUR	1,975,050	Terex Corporation, Term Loan Euro Tranche, 5.000%, 04/28/17	2,593,108	0.3
	3,950,100	Terex Corporation, Term Loan, 4.500%, 04/28/17	4,001,451	0.4
			43,790,817	4.9
		Insurance: 2.9%
	3,482,500	AmWINS Group, Inc., 1st Lien Term Loan, 5.750%, 06/01/19	3,505,718	0.4
	1,042,125	Applied Systems Inc., First Lien Incremental, 5.500%, 12/08/16	1,051,244	0.1
	2,355,554	Applied Systems Inc., First Lien, 5.500%, 12/08/16	2,376,165	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,400,000	Applied Systems Inc., Second Lien, 9.500%, 06/07/17	$1,415,313	0.2
3,530,611	HMSC Corporation, 1st Lien Term Loan, 2.450%, 04/03/14	3,482,065	0.4
1,989,977	Hub International Limited, Add-on Term Loan, 4.704%, 06/13/17	2,010,291	0.2
2,042,150	Hub International Limited, Extended Incremental Term Loan B, 6.750%, 12/13/17	2,065,490	0.2
4,938,462	Sedgwick Holdings, Inc., Term Loan B-2, 4.000%, 12/30/13	4,960,067	0.5
5,150,000	USI, Inc., Term Loan B, 5.250%, 12/31/19	5,197,210	0.6
		26,063,563	2.9
	Leisure Good/Activities/Movies: 4.4%
5,638,245	24 Hour Fitness Worldwide, Inc, Term Loan B, 7.500%, 04/22/16	5,700,503	0.7
5,955,075	Delta2 Sarl Luxembourg (Formula One World Championship), Term Loan B, 6.000%, 04/30/19	6,038,446	0.7
3,000,000	Equinox Holdings, Inc., First Lien Term Loan, 5.500%, 12/31/19	3,035,625	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/Movies (continued)
4,581,342		FGI Operating, Add-On Term Loan, 5.500%, 04/30/19	$4,587,069	0.5
10,000,000		Getty Images, Inc, Term Loan B, 4.750%, 10/31/19	10,108,040	1.1
650,000		NEP/NCP Holdco, Inc, 1st Lien, 5.250%, 01/23/20	659,954	0.1
285,714		NEP/NCP Holdco, Inc, 2nd Lien, 9.500%, 07/23/20	295,714	0.0
2,630,593		SRAM, LLC, First Lien Term Loan, 4.766%, 06/07/18	2,656,899	0.3
357,500		SRAM, LLC, Second Lien Term Loan, 8.500%, 12/07/18	363,300	0.0
1,100,000		Warner Music Group, 1st Lien Term Loan, 5.250%, 11/01/18	1,117,416	0.1
2,760,063		Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	2,801,463	0.3
2,000,000	(1)	Zuffa, LLC, Term Loan, 02/25/20	2,000,000	0.2
			39,364,429	4.4
		Lodging & Casinos: 8.8%
5,035,000		Boyd Gaming Corporation, Incremental Term Loan, 6.000%, 12/17/15	5,092,545	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,297,728		Caesars Entertainment Operating Company, Inc., Term Loan B1, 3.200%, 01/28/15	$2,295,755	0.3
3,528,892		Caesars Entertainment Operating Company, Inc., Term Loan B3, 3.203%, 01/28/15	3,525,861	0.4
6,447,820		Caesars Entertainment Operating Company, Inc., Term Loan B4 (Incremental), 9.500%, 10/31/16	6,586,886	0.7
9,500,000	(1)	Caesars Entertainment Operating Company, Inc., Term Loan B5, 01/28/18	8,667,268	1.0
5,725,000	(1)	Caesars Entertainment Operating Company, Inc., Term Loan B6, 5.452%, 01/28/18	5,300,176	0.6
1,275,000		Caesars Octavius, LLC, Term Loan, 9.250%, 02/24/17	1,303,688	0.1
5,195,978		Cannery Casino Resorts, LLC, 1st Lien Term Loan, 6.000%, 10/01/18	5,272,618	0.6
1,375,000	(1)	Centaur Acquisition, LLC, 1st Lien Term Loan, 02/21/19	1,382,735	0.2
500,000	(1)	Centaur Acquisition, LLC, 2nd Lien Term Loan, 02/21/20	501,250	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Lodging & Casinos (continued)
	535,170	^,(2)	Fontainebleau Las Vegas, LLC, Delayed Draw Term Loan, 06/06/14	$85,627	0.0
	1,070,339	^,(2)	Fontainebleau Las Vegas, LLC, Term Loan, 06/06/14	171,254	0.0
	1,269,922		Global Cash Access, Inc., Term Loan B, 7.000%, 03/01/16	1,287,383	0.1
	2,142,652		Golden Nugget, Inc., 1st Lien Term Loan, 3.210%, 06/30/14	2,070,338	0.2
	1,219,621		Golden Nugget, Inc., Delayed Draw Term Loan, 3.210%, 06/30/14	1,178,459	0.1
	2,107,000		Isle Of Capri Casinos, Inc., Term Loan B, 4.750%, 11/01/13	2,121,047	0.2
	4,250,000		MGM Resorts International, Term Loan B, 4.250%, 12/20/19	4,315,267	0.5
	6,583,500		NP Opco LLC, Term Loan B, 5.500%, 09/27/19	6,645,220	0.8
	3,000,000		Peppermill Casinos, Inc., Term Loan B, 7.250%, 10/31/19	3,075,000	0.3
EUR	1,250,000		Scandic Hotels AB, Term Loan B2, 2.290%, 07/09/15	1,562,238	0.2
EUR	1,250,000		Scandic Hotels AB, Term Loan C2, 2.847%, 07/08/16	1,562,238	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,994,065		Station Casinos LLC, Term Loan B-1, 3.202%, 06/17/16	$1,976,617	0.2
5,000,000		Station Casinos LLC, Term Loan B-2, 4.202%, 06/17/16	4,972,915	0.6
7,250,000	(1)	Station Casinos LLC, Term Loan, 02/28/20	7,328,539	0.8
			78,280,924	8.8
		Nonferrous Metals/Minerals: 1.0%
2,985,000		Constellium Holdco BV, Term Loan B, 9.250%, 04/30/18	3,149,175	0.4
5,563,032		Fairmount Minerals, Ltd., Term Loan B, 5.250%, 03/15/17	5,578,681	0.6
			8,727,856	1.0
		Oil & Gas: 2.0%
1,409,663		Crestwood Holdings LLC, Term Loan B, 9.750%, 03/30/18	1,436,682	0.2
8,070,054		FTS International, Inc. (fka FracTech), Term Loan (HoldCo), 8.500%, 05/06/16	7,396,713	0.8
4,200,000		Plains Exploration & Production Company, Term Loan B, 4.000%, 11/30/19	4,219,110	0.5
1,700,000		Samson Investment Company, 2nd Lien Term Loan, 6.000%, 09/28/18	1,720,364	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Oil & Gas (continued)
3,150,000	(1)		Tervita Corporation (fka CCS Inc.), Term Loan, 05/15/18	$3,178,967	0.3
				17,951,836	2.0
			Publishing: 4.3%
1,190,346	(1	),(2)	Caribe Media Inc., Term Loan, 10.000%, 11/18/14	952,277	0.1
8,904,585			Cengage Learning, Inc., Extended Term Loan B, 5.710%, 07/31/17	6,778,616	0.7
2,984,252			Cengage Learning, Inc., Term Loan B, 5.710%, 07/03/14	2,348,606	0.3
5,245,987			Cenveo Corporation, Term Loan B, 7.000%, 12/21/16	5,272,217	0.6
1,598,838			Dex Media East, LLC, Term Loan, 2.744%, 10/24/14	1,154,494	0.1
4,783,510			Dex Media West, LLC, Term Loan, 7.000%, 10/24/14	3,676,127	0.4
907,387			Intermedia Outdoor, Inc., 1st lien Term Loan, 4.450%, 05/31/13	825,722	0.1
1,771,936			Nelson Canada, '1ST LIEN-C$ 330 mm, 2.810%, 07/03/14	1,399,830	0.2
3,102,356			Penton Media, Inc, Term Loan B, 5.000%, 08/01/14	2,986,988	0.4
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
7,180,097		R.H. Donnelley Corporation, Term Loan, 9.000%, 10/24/14	$5,126,079	0.6
9,918,469		SuperMedia, Inc., Term Loan, 11.000%, 12/31/15	7,369,422	0.8
1,515,303	^,(2),(3)	Yell Group PLC, New Term Loan B, 07/31/14	274,649	0.0
			38,165,027	4.3
		Radio & Television: 6.6%
2,792,526		Barrington Broadcasting Group, Term Loan B, 7.500%, 06/30/17	2,834,414	0.3
10,921,330		Clear Channel Communications, Inc., Term Loan B, 3.854%, 01/28/16	9,420,270	1.1
5,935,313		Cumulus Media Holdings Inc., First Lien Term Loan B, 4.500%, 12/09/18	5,996,150	0.7
1,305,857		Entercom Communications Corporation, B-1, 5.021%, 11/22/18	1,320,547	0.1
3,268,392		FoxCo Acquisition, LLC, Term Loan B, 5.500%, 07/31/17	3,324,226	0.4
2,699,099		Gray Television, Inc., Term Loan B, 4.750%, 10/31/19	2,736,212	0.3
500,000	(1)	Hubbard Radio LLC, Tranche 1 Term Loan, 04/28/17	505,937	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Radio & Television (continued)
	990,000		LIN Television Corporation, Term Loan B, 4.000%, 12/12/18	$998,663	0.1
	2,100,000	(1)	Nine Entertainment, Term Loan, 02/06/20	2,104,922	0.2
	24,431,633		Univision Communications, Inc., Extended Term Loan, 4.454%, 03/31/17	14,653,896	1.7
	14,500,000	(1)	Univision Communications, Inc., Term Loan, 03/01/20	14,547,574	1.6
				58,442,811	6.6
			Retailers (Except Food & Drug): 16.6%
	4,962,500		99 Cents Only Stores, Term Loan Facility (2012 refi), 5.250%, 01/15/19	5,003,441	0.6
	5,940,113		Academy Ltd., Term Loan (2012 refi), 4.750%, 08/03/18	6,018,606	0.7
GBP	3,000,000	(1)	B&M Retail Ltd, Facility B, 02/28/20	4,500,000	0.5
	5,500,000		Bass Pro Group, LLC, Term Loan B, 4.000%, 11/20/19	5,545,672	0.6
	20,049,750		BJs Wholesale Club, First Lien Term Loan, 4.250%, 09/27/18	20,124,936	2.3
	4,050,353		BJs Wholesale Club, Second Lien Term Loan, 9.750%, 03/27/19	4,217,430	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	5,498,056	Burlington Coat Factory, Term Loan B (refi), 5.500%, 02/23/17	$5,567,623	0.6
	3,620,101	FTD, Inc, Term Loan B, 4.750%, 06/06/18	3,638,202	0.4
	4,600,966	Guitar Center, Inc., Extended Term Loan, 5.560%, 04/10/17	4,553,521	0.5
	5,422,750	Harbor Freight Tools USA, Inc., Senior Secured Term Loan, 5.500%, 05/15/19	5,495,957	0.6
	4,682,801	Jo-Ann Stores, Inc., Term Loan B, 4.000%, 03/18/18	4,719,875	0.5
	4,908,500	Leslies Poolmart, Inc., Term Loan, 5.198%, 10/15/19	4,967,554	0.6
	1,320,312	Lord & Taylor, Term Loan Facility, 5.750%, 01/09/18	1,335,716	0.1
EUR	509,029	Maxeda DIY Group B.V., Term Loan B1, 2.871%, 06/29/15	569,402	0.1
EUR	690,915	Maxeda DIY Group B.V., Term Loan B2, 2.869%, 08/01/15	772,861	0.1
EUR	508,762	Maxeda DIY Group B.V., Term Loan C1, 3.371%, 06/27/16	569,104	0.1
EUR	690,522	Maxeda DIY Group B.V., Term Loan C2, 3.371%, 08/01/16	772,422	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Retailers (Except Food & Drug) (continued)
6,300,000		Michaels Stores, Inc., Term Loan B, 3.750%, 01/30/20	$6,330,007	0.7
4,963,834		Neiman Marcus Group, Inc, Term Loan B, 4.000%, 05/15/18	4,973,657	0.6
2,228,571		Northern Tool & Equipment Company, Inc., Term Loan, 7.000%, 12/10/19	2,256,429	0.3
3,861,330		Ollie's Holdings, Inc., Term Loan, 6.250%, 09/25/19	3,895,117	0.4
4,980,000	(1)	OneStopPlus, Term Loan B, 02/01/20	5,017,350	0.6
11,000,000		Party City Holdings Inc, Term Loan B, 4.250%, 07/27/19	11,014,894	1.2
2,758,065		Pep Boys, Term Loan B, 5.000%, 10/01/18	2,806,331	0.3
6,368,040		Savers, Term Loan B, 5.000%, 07/09/19	6,414,208	0.7
4,069,250		Sleepy's Holdings, LLC, Term Loan, 7.250%, 03/19/19	4,099,769	0.5
1,995,000		Sportsman's Warehouse, Inc., Term Loan, 8.500%, 11/15/18	2,004,975	0.2
4,842,708		The Gymboree Corporation, Term Loan B, 5.000%, 02/23/18	4,687,136	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	6,704,935	Toys "R" Us, Inc., Term Loan B-1, 6.000%, 09/01/16	$6,569,360	0.7
	1,375,500	Toys "R" Us, Inc., Term Loan B-2, 5.250%, 05/25/18	1,319,928	0.2
EUR	3,506,330	Vivarte S.A.S., New Term B2 Finartex, 5.173%, 03/31/18	3,914,326	0.4
	3,619,371	Yankee Candle Company, Inc., Term Loan B, 5.250%, 04/02/19	3,648,778	0.4
			147,324,587	16.6
		Steel: 1.1%
	9,800,438	FMG Resources (August 2006) Pty Ltd, Term Loan, 5.250%, 10/16/17	9,941,319	1.1
		Surface Transport: 0.9%
	2,800,000	Baker Tanks, Inc., Term Loan, 4.250%, 02/15/20	2,810,500	0.3
	994,091	US Shipping Partners L.P., First Lien Term Loan, 9.200%, 08/07/13	983,840	0.1
	4,170,987	Wabash National Corporation, Term Loan, 6.000%, 05/15/19	4,225,731	0.5
			8,020,071	0.9
		Telecommunications: 6.5%
	1,550,000	Alcatel-Lucent, Term Loan, 7.250%, 01/23/19	1,571,071	0.2
EUR	1,425,000	Alcatel-Lucent, Term Loan, 7.750%, 01/23/19	1,873,256	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
10,240,690	Asurion, LLC, 1st Lien Term Loan, 5.500%, 05/24/18	$10,284,582	1.2
4,740,909	Asurion, LLC, Add-On 1st Lien Term Loan, 4.500%, 05/24/18	4,761,228	0.5
4,000,000	Consolidated Communications, Inc., Term Loan B-3, 5.250%, 12/31/18	4,051,668	0.4
4,125,679	Global Tel*Link Corporation, First Lien Term Loan, 6.000%, 12/15/17	4,148,028	0.5
2,713,200	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 02/27/17	2,772,212	0.3
2,500,000	Level 3 Financing, Inc, 2019 Term Loan, 5.250%, 08/01/19	2,530,313	0.3
8,300,000	Level 3 Financing, Inc, Tranche B-II 2019 Term Loan, 4.750%, 08/01/19	8,390,785	0.9
5,169,013	Syniverse Holdings, Inc., Term Loan B, 5.000%, 04/20/19	5,196,476	0.6
6,028,748	U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	6,034,403	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,271,742		Zayo Group, LLC, Term Loan B, 5.250%, 07/02/19	$6,326,130	0.7
			57,940,152	6.5
		Utilities: 5.1%
9,975,000		Calpine Corp, New Term Loan, 4.500%, 10/10/19	10,067,478	1.1
2,310,552		Calpine Corp, Term Loan B-1, 4.500%, 04/02/18	2,328,459	0.3
984,950		Calpine Corp, Term Loan B-2, 4.500%, 04/02/18	994,116	0.1
3,192,335		Dynegy Midwest Generation, LLC (CoalCo)., Term Loan, 9.250%, 08/04/16	3,321,625	0.4
2,814,892		Dynegy Power (GasCo), Term Loan, 9.250%, 08/04/16	2,942,266	0.3
3,901,354	(1)	Longview Power, LLC, Extended Term Loan, 7.250%, 10/31/17	2,872,372	0.3
1,751,529		Race Point Power, Race Point Power II Term Loan, 7.750%, 01/11/18	1,747,150	0.2
25,080,819		Texas Competitive Electric Holdings Company LLC, Extended Term Loans, 4.731%, 10/10/17	17,068,400	2.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Utilities (continued)
5,000,000		Texas Competitive Electric Holdings Company LLC, Term Loans, 3.731%, 10/10/14	$3,634,820	0.4
			44,976,686	5.1
		Total Senior Loans (Cost $1,324,924,796)	1,327,755,670	149.7
OTHER CORPORATE DEBT: 0.0%
		Surface Transport: 0.0%
297,646	(2)	US Shipping Partners L.P., Second Lien Term Loan, 2.500%, 08/07/13	141,382	0.0
		Total Other Corporate Debt (Cost $305,139)	141,382	0.0
Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 1.8%
100	@,X,(4)	Allied Digital Technology Corp. (Residual Interest in Bankruptcy Estate)	—	0.0
154	@,X	AR Broadcasting (Warrants)	—	0.0
1	@,X	AR Broadcasting Common stock	—	0.0
888,534	@,R,X	Ascend Media (Residual Interest)	—	0.0
719	R,X	Block Vision Holdings Corporation	—	0.0
3,160	@,X,(2)	Caribe Media Inc.	—	0.0
3	@,X	Cedar Chemical (Residual Interest)	—	0.0
Shares		Borrower/ Tranche Description	Value	Percentage of Net Assets
117,133	@	Cumulus Media Inc . (Class A Common Shares)	$383,025	0.1
1	@,X,(2)	Enterprise Profit Solutions (Liquidation Interest)	—	0.0
50	@,R,X	Euro United Corporation (Residual Interest in Bankruptcy Estate)	—	0.0
9	@,X	Faith Media Holdings, Inc. (Residual Interest)	174,607	0.0
92,471	X	Glodyne Techoserve, Ltd.	27,229	0.0
2,576	@,X,(2)	Grand Union Company (Residual Interest in Bankruptcy Estate)	—	0.0
498,762	@,X	GTS Corp.	—	0.0
31,238	@	Hawaiian Telcom	601,956	0.1
25	@,X,(2)	Kevco Inc. (Residual Interest in Bankruptcy Estate)	25	0.0
291	@,R,X	Lincoln Paper & Tissue, LLC (Warrants)	—	0.0
5,933,579	@,R,X,(2)	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	—	0.0
311		LyondellBassell Industrial (Class A Shares)	18,231	0.0
9,788	@	Mega Brands	112,034	0.0
351,820	@	Metro-Goldwyn- Mayer, Inc.	13,911,244	1.6
106,702	@,X	Northeast Biofuels (Residual Interest)	—	0.0
57,804	R,X	Safelite Realty Corporation	273,413	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Shares		Borrower/ Tranche Description	Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS (continued)
32,592	@,R,(2)	SuperMedia, Inc.	$131,672	0.0
19,404	@,X,(2)	U.S. Shipping Partners, L.P.	—	0.0
275,292	@,X,(2)	U.S. Shipping Partners, L.P. (Contingency Rights)	—	0.0
1	@,X,(2)	US Office Products Company (Residual Interest in Bankruptcy Estate)	—	0.0
		Total Equities and Other Assets (Cost $10,038,981)	15,633,436	1.8
		Total Investments (Cost $1,335,268,916)	$1,343,530,488	151.5
		Liabilities in Excess of Other Assets	(456,483,272)	(51.5)
		Net Assets	$887,047,216	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

R  Restricted Security

X  Fair value determined by ING Funds Valuation Committee appointed by the Board of Directors/Trustees.

^  This Senior Loan Interest is non-income producing.

(1)  Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

(2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

(3)  Loan is on non-accrual basis.

(4)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

EUR  EU Euro

GBP  British Pound

  Cost for federal income tax purposes is $1,335,822,557.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,508,065
Gross Unrealized Depreciation	(27,800,134)
Net Unrealized Appreciation	$7,707,931

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 02/28/2013
Asset Table
Investments, at fair value
Equities and Other Assets	$1,246,918	$13,938,473	$448,045	$15,633,436
Other Corporate Debt	—	141,382	—	141,382
Senior Loans	—	1,327,755,670	—	1,327,755,670
Total Investments, at fair value	$1,246,918	$1,341,835,525	$448,045	$1,343,530,488
Other Financial Instruments+
Unfunded commitments	—	962	—	962
Forward Foreign Currency Contracts	—	637,783	—	637,783
Total Assets	$1,246,918	$1,342,474,270	$448,045	$1,344,169,233
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,612)	$—	$(6,612)
Total Liabilities	$—	$(6,612)	$—	$(6,612)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

At February 28, 2013, the following forward foreign currency contracts were outstanding for the ING Prime Rate Trust:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Swedish Krona	1,837,700	Buy	03/15/13	$289,136	$284,340	$(4,796)
							$(4,796)
State Street Bank	EU Euro	11,028,500	Sell	03/15/13	$14,704,543	$14,408,734	$295,809
State Street Bank	EU Euro	11,082,500	Sell	04/16/13	14,824,674	14,482,700	341,974
State Street Bank	Swedish Krona	1,837,700	Sell	03/15/13	282,524	284,340	(1,816)
							$635,967

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRIME RATE TRUST   AS OF FEBRUARY 28, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$637,783
Total Asset Derivatives		$637,783

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,612
Total Liability Derivatives		$6,612

The effect of derivative instruments on the Trust's Statement of Operations for the year ended February 28, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$888,049
Total	$888,049
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,029,293
Total	$1,029,293

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual meeting of shareholders of the ING Prime Rate Trust was held July 5, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING Prime Rate Trust, Common Shares

At this meeting, a proposal was submitted to elect ten trustees to the Board of Trustees of the Fund, each to serve until their death, resignation, or retirement or until his or her successor is duly elected and qualified. The proposal passed with the following votes recorded.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Common Shares Trustees	Colleen D. Baldwin	128,907,896.516	3,802,872.622	—	132,710,769.138
	John V. Boyer	129,028,798.101	3,681,971.037	—	132,710,769.138
	Patricia W. Chadwick	128,958,443.974	3,752,325.164	—	132,710,769.138
	Robert W. Crispin	88,629,834.024	44,080,935.114	—	132,710,769.138
	Peter S. Drotch	128,955,854.852	3,754,914.286	—	132,710,769.138
	J. Michael Earley	129,056,167.388	3,654,601.750	—	132,710,769.138
	Patrick W. Kenny	129,042,733.047	3,668,036.091	—	132,710,769.138
	Shaun P. Mathews	129,064,059.792	3,646,709.346	—	132,710,769.138
	Sheryl K. Pressler	129,012,668.704	3,698,100.434	—	132,710,769.138
	Roger B. Vincent	129,085,245.307	3,625,523.831	—	132,710,769.138

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, BNY will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of: (i) NAV; or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by BNY when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2013 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2013	February 7, 2013	February 25, 2013
February 28, 2013	March 7, 2013	March 22, 2013
March 28, 2013	April 8, 2013	April 22, 2013
April 30, 2013	May 8, 2013	May 22, 2013
May 31, 2013	June 6, 2013	June 24, 2013
June 28, 2013	July 8, 2013	July 22, 2013
July 31, 2013	August 8, 2013	August 22, 2013
August 30, 2013	September 6, 2013	September 23, 2013
September 30, 2013	October 8, 2013	October 22, 2013
October 31, 2013	November 7, 2013	November 22, 2013
November 29, 2013	December 6, 2013	December 23, 2013
December 20, 2013	December 27, 2013	January 13, 2014

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 28, 2013 was 3,403 which does not include approximately 46,829 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.inginvestment.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on August 2, 2012 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

ING Prime Rate Trust

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2013 were as follows:

Type	Per Share Amount
Net Investment Income	$0.4225

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 91.47% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	143	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	143	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	143	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	October 2007 - Present	Retired.	143	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	143	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	143	Assured Guaranty Ltd. (April 2004 - Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	143	Stillwater Mining Company (May 2002 - Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	143	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are "Interested Persons":
Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2007 - Present	Retired.	143	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  Except for Mr. Mathews and for the purposes of this table "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2013.

(3)  Messrs. Crispin and Mathews are deemed "Interested Persons" of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 - Present).
William H. Rivoir, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President, ING Investment Management Co. LLC (January 2004 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 1999 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 - Present).
Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Senior Vice President	May 2002 - Present	Senior Vice President, ING Investment Management Co. LLC (February 1999 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1997 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	August 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Prime Rate Trust (the "Fund") will remain in effect only if the Board of Trustees (the "Board") of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Fund and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co. LLC (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered the Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Fund's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned to the IRCs, jointly, which provide oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged the Fund's relevant benchmark, Lipper, Inc. ("Lipper") category median, and/or Morningstar, Inc. ("Morningstar") category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Fund's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies ("Selected Peer Group") to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013,

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund's performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Fund's) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer; and (10) other information relevant to the Board's evaluations.

The Board also noted that ING Groep, N.V. ("ING Groep"), the ultimate parent company of the Adviser and the Sub-Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser and Sub-Adviser's loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plan is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Fund would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of the Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Fund, the Adviser, and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Fund as the Adviser and Sub-Adviser, currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser, do not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration.

The Fund's common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund's Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser's compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MRSG"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser's investment processes and to try to identify issues that may be relevant to the Sub-Adviser's services to the Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MRSG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for the Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to the Fund's Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MRSG provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Advisory Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent, and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund's Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

The Fund's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund's shareholder report. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding favorable Fund performance during certain periods; (2) Management's confidence in the Sub-Adviser's ability to execute the Fund's investment strategy; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund's investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that the Fund that does not have advisory fee rate breakpoints. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund's investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; investment capacity constraints that existed when certain contracts were first agreed upon or that might

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fee rates payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established; (2) Management's representations regarding the reasonableness of the Fund's management fee rate and expense ratio; and (3) that Management, at the Board's request, would propose an expense limitation agreement for the Fund.

The Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser and Sub-Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. In this regard, the Board also noted that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund's investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

Pursuant to an agreement with the European Commission, ING Groep has announced its intention to divest ING U.S., Inc. ("ING U.S."), a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and Sub-Adviser (such divestment, the "Separation Plan"). ING Groep's base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the "IPO") followed by the divestment of ING Groep's remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its "assignment." As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a "Change of Control Event." It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect "Change of Control Event" for the Adviser and Sub-Adviser, which in turn would result in the automatic termination of the current advisory agreement and current sub-advisory agreement (collectively, "the Current Agreements"). The decisions by the Board, including a majority of the Independent Trustees, to approve a proposed new advisory agreement and a proposed new sub-advisory agreement for the Fund (collectively, the "Proposed Agreements") were based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory,

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

sub-advisory, and related services for the Fund, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board's annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any "fall-out" benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Sub-Adviser and their affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled "BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS."

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board's general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser's president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Fund. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Fund, including investment advisory, administrative and support services, and that it would be in the Fund's best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.'s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.'s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.  The Independent Trustees solicited and received ongoing advice regarding the Board's legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.  The Independent Trustees established an Ad Hoc IPO Transaction Committee (the "IPO Committee"), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board's due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.  The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.'s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.  The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board's behalf. These evaluations were conducted through a series of separate meetings by the Board's Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the "Committees"), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Fund by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

include, in some instances, actions taken by one or more of the Committees.

5.  The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Fund's Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.  The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.'s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.  K&L Gates retained Grail Partners LLC ("Grail"), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.'s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.  The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.  Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Fund. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.  The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.  The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Current Agreements.

12.  The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Fund in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser's representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Fund and its Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13.  The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund's portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage any of the Fund.

14.  The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.  The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.  The Board considered ING U.S.'s preliminary "branding" plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the "ING" brand name for such operations for a period of time following the IPO.

17.  The Board considered the advice provided by Dechert LLP, legal counsel to the Fund

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board's role and responsibilities with respect to ING Groep's restructuring.

18.  The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Fund of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Fund.

19.  The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.  The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.  The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.  The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days' notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call ING Prime Rate Trust
1-800-336-3436, Extension 2217

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:
ING Prime Rate Trust Account
c/o ING Fund Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

AR-UPRT

(0213-042213)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J.Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,000 for year ended February 28, 2013 and $73,500 for year ended February 29, 2012.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $12,000 for the year ended February 28, 2013 and $2,400 for the year ended February 29, 2012.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,356 in the year ended February 28, 2013 and $6,734 in the year ended February 29, 2012.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  None

(e) (1)                Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                        Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                   Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                               Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                               Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                          Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.                     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                              Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  November  29, 2012

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013  through December 31, 2013

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:                                   January 1, 2013 to December 31, 2013

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)                Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                  Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $574,179 for year ended February 28, 2013 and $1,233,678 for fiscal year ended February 29, 2012.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

a.                                      The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia
W. Chadwick and Peter S. Drotch.

b.                                      Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 7, 2013

Table of Contents

I. Introduction	1

II. Compliance Committee	1

III. Delegation of Voting Authority	1

IV. Approval and Review of Procedures	3

V. Voting Procedures and Guidelines	3

VI. Conflicts of Interest	7

VII. Reporting and Record Retention	7

EXHIBIT 1 — List of ING Funds	8

EXHIBIT 2 — Proxy Voting Procedures of the Advisers	9

I. Introduction	9

II. Roles and Responsibilities	9

III. Voting Procedures	12

IV. Assessment of the Agent and Conflicts of Interest	14

V. Reporting and Record Retention	16

APPENDIX 1 — Proxy Group	17

EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds	18

I. Introduction	18

II. Guidelines	18

General Policies	18

1. The Board of Directors	19

2. Proxy Contests	26

3. Auditors	27

4. Proxy Contest Defenses	27

5. Tender Offer Defenses	28

6. Miscellaneous	29

7. Capital Structure	31

8. Executive and Director Compensation	34

9. State of Incorporation	38

10. Mergers and Corporate Restructurings	38

11. Mutual Fund Proxies	39

12. Social and Environmental Issues	39

13. Global Proxies	40

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, , and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)              Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)              The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.                                    If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                    If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

(3)              The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it

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appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.                                      Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.                                      Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

4

particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.                                      Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

5

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.                                      Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.                                      Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.                                    Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.                                    Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

7

EXHIBIT 1 — List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)                                 Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.                                        Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to

9

vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group,

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which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the

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Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions

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on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment

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Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

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statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

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EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

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individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                     If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

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(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they  appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer

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makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                     Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an

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issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                     Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s)  and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in

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which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s)  to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly

35

inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.  Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less

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frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or  relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

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•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

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Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

52

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Daniel A. Norman.  Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman has managed the Trust since April 1995 and is responsible for the operations, analytics, legal and marketing areas for the Trust. Mr. Norman also serves as Senior Vice President of the Trust, and he serves as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman co-manages the Trust with Mr. Bakalar.

Jeffrey A. Bakalar.  Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Mr. Bakalar has managed the Trust since January 1998 and is responsible for overseeing the portfolio management of the Trust. Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Trust and as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Trust with Mr. Norman.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 28, 2011.

	Mutual Funds	Trusts, Sep Accts and Stable Value
ING Prime Rate Trust	Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
Portfolio Manager	Number of Accts / Total Assets	Number of Accts / Total Assets	Number of Accts / Total Assets
Dan Norman	3 accounts/$2,326 million	15 accounts/$6,351 million	5 accounts/$4,405 million
Jeff Bakalar	3 accounts/$2,326 million	1 account/$256 million	3 accounts/$500 million

* Of these other accounts, none have an advisory fee based on performance.

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the S&P’s LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Inc. (“Morningstar”), Lipper Analytical Services, Inc. (“Lipper”) and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	$500,001-$1,000,000
Jeff Bakalar	$50,001-$100,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                 Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODEETH.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 3, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	May 3, 2013